UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 9, 2020

AIMTC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-185146	45-4924646
(STATE OR OTHER	(COMMISSION FILE NO.)	(IRS EMPLOYEE
JURISDICTION OF		IDENTIFICATION NO.)
INCORPORATION OR
ORGANIZATION)

7302 Yellowstone Rd.

Cheyenne, WY 82009

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 402-1573

(ISSUER TELEPHONE NUMBER)

PHMC, Inc.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01 Other Events.

Name Change

On July 9, 2020, the board of directors (the “Board”) of PHMC, Inc., a Wyoming corporation (the “Company”), approved an amendment to the Company’s Articles of Incorporation (the “Amendment”) as amended to date, to change the name of the Company to AIMTC, Inc., and to recommend the Amendment to the Company’s shareholders for their approval.

On July 9, 2020, Sehee Lee, the Company’s majority and controlling shareholder, approved the Amendment and the change of the Company’s name.

On July 9, 2020, the Company filed the Articles of Amendment with the Wyoming Secretary of State to effectuate the change of the Company’s name to AIMTC, Inc. The Articles of Amendment were accepted by the Wyoming Secretary of State on July 15, 2020. The Company also filed an Amended Annual Report to reflect the changes in officers of the Company.

Removal of Officer and Director; Appointment of New Officer, Election of Director

Also on July 9, 2020, Sehee Lee, acting as the Company’s majority and controlling shareholder, voted to elect Dr. Bon Hwang as a member of the Company’s Board, and also voted to remove Stephen Kim as a member of the Company’s Board of Directors, effective immediately. There were no disagreements between the Company and Mr. Kim in connection with his removal from the Board.

Following Dr. Hwang’s appointment to the Board and acting as the sole member of the Board, Dr. Hwang removed Mr. Kim as the Company’s Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, effective immediately. Dr. Hwang then appointed himself as the Company’s Chief Executive Officer, President, Chief Financial Officer, Secretary, and Treasurer effective immediately.

Biographical Information of Dr. Hwang

Dr. Bon Hwang, 61 years old, is a N.C.C.A. and California Licensed Acupuncturist (AC #4944) since 1994, and was awarded a Ph.D. in Asian Medicine from Liaoning University (Shenyang, China) in 2006. He is a professor of Asian Medicine in Dongguk University, Los Angeles (Los Angeles, California, USA). His extensive knowledge, experience and human networks are both in academia and practical fields.  Dr. Hwang has written numerous theses and books, including “The Study of Disease in Destinology,” published in 2003; “The Essential Study of Pattern in Asian Medicine,” published in 2006; “Asian Medicine Basic Theory,” published in 2002; “Herbal Formula,” published in 2004; and “The Root Medicine Theory,” published in 2011. He has worked with the Bon Academy Los Angeles (Los Angeles, California) since January 2013.

There are no family relationships between Dr. Hwang and any other officers or directors.

The Company has not yet finalized any compensation arrangements with Dr. Hwang for his service as an officer of the Company.

New Business Focus and Strategy

The Company aims to provide Total Care & Cure of Human Health with the most effective and affordable measures possible. The Company plans to begin by utilizing special salt products and Acupuncture-Integrative Medicine (“AIM”).

Through an alliance with a group of acupuncturists, led by Dr. Bon Hwang, and Taeyang Crystal, LTD. of the Republic of Korea, which has the technology and manufacturing facility of specialized salt products, as well as distribution networks throughout Asian countries, such as South Korea, Japan, China, Malaysia, Indonesia,

Kazakhstan, and Uzbekistan, the Company plans to build up to 300 Medical & Healing Centers with tele-medicine services for general diseases, as well as providing Special Concierge Services throughout the world for Incurable diseases such as Cancer, starting from in the United States and Korea.  The Company plans, over the next five years, to provide the public with better Medical and Healing services for “Well-Living for All.”

The Company’s management believes that in the United States, as the senior ‘Baby Boomer’ populations and the less fortunate public have trouble affording the high cost medical expenses, the Company believes its new approach can provide affordable services as a good foundation to expand throughout the world with maximum velocity and efficiency.

The Company’s management believes that in spite of high quality of medical services in the United States, there remain numerous problems for the patients who use the system in United States, including high costs of the service, high insurance premiums, and difficult medical procedures. Additionally, the Company’s management believes that there is a large and growing population in the minority and immigrant communities that are more and more hiding in a “blind spot” of the United States medical system.

Thanks to the recent achievements in the Information and Communication Technology, the Company also is exploring means to introduce affordable, easy-to-use, multi-lingual tele-medical systems in the United States, and to expand the business overseas, especially to the emerging Asian countries. In particular, the Company’s Management believes that the economically active populations of these countries are highly increasing compared to that of the developed countries.

In connection with the Company’s new business focus and strategy, the Company has terminated the Memorandum of Understanding (“MOU”) with Power Healing Medical Center and Dr. Joon Gap Kim relating to a potential transaction between the parties to the MOU.  With the termination of the MOU, the Company does not plan to enter into the transaction contemplated by the MOU. The Company had previously disclosed the entry into the MOU in a Current Report filed in May 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number Description

3Articles of Amendment filed with Wyoming Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMTC, Inc.

Date: July 15, 2020

By:	/s/ Dr. Bon Hwang
Name:	Dr. Bon Hwang
Title:	President, Chief Executive Officer